UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2007

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On January 29, 2007, the Board of Directors of Kraft Foods Inc. (“Kraft”) elected Ajay Banga, to serve on its Board of Directors, effective immediately. Mr. Banga was elected to serve on the Compensation Committee and on the Nominating and Governance Committee of the Board.

There is no arrangement or understanding pursuant to which Mr. Banga was selected as a director, and Mr. Banga does not have any relationship or related transaction with Kraft that would require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

A copy of the press release announcing Mr. Banga’s election is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.
/s/ CAROL J. WARD
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: January 29, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated January 29, 2007— Ajay Banga